UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2008

Etelos, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31081	77-0407364
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900 O’Farrell St., Suite 320, San Mateo, California	94403
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 425-458-4510

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 8, 2008, Etelos, Inc., a Delaware corporation (the “Company”), announced that its board of directors appointed Larry D. DeBower and Andrew I. Liu to the Company’s board of directors, effective immediately.

Effective August 7, 2008, Gregory Ruff resigned from the Company’s board of directors.  Mr. Ruff’s resignation did not involve any disagreement with the Company.

The Company issued a press release on August 8, 2008 regarding the matters discussed above.  A copy of the press release is attached as an exhibit to this report.

ITEM 9.01             Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued on August 8, 2008

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.

Etelos, Inc.
Registrant

August 8, 2008	By:	/s/ Jeffrey L. Garon
Jeffrey L. Garon, Chief Executive Officer